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                                                                      EXHIBIT 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-66747, 333-66739, 333-66733 and 333-66741) of our report dated March 19, 1999, with respect to the consolidated financial statements and schedule of Penwest Pharmaceuticals Co. included in its Annual Report (Form 10-K) for the year ended December 31, 1998 filed with the Securities and Exchange Commission.


                                                   /s/ Ernst & Young LLP


Stamford, Connecticut
March 29, 1999